Amendment

of the

Exclusive Technology License Agreement

The effective date of the exclusive Technology License Agreement (the "Agreement") signed by ProteomTech, Inc. ("PTI") and Guizhou Yibai Pharmaceutical Company, Ltd ("Yibai") on March 7, 2005, is hereby changed from "the date of last signing" to "the date when license fee (defined in 6.1 of the Agreement) is paid by Yibai, or when PTI delivers the Technology (defined in 1.4, 1.5, 1.6, 1.7 of the Agreement) to Yibai, whichever is later".

ProteomTech, Inc.

By: /s/ Jun Bao

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President

Guizhou Yibai Pharmaceutical Company, Ltd

By: /s/ Xiangwu Ye

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General Manager

Date: April 16, 2005